BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATION

NOTE 4 - BUSINESS COMBINATION

ASPIRE GROUP:

On June 14, 2022, the Company completed a business combination of Aspire, in consideration for $267.2 million in cash and $100.6 million issuance of 7,604,015 Company's new shares valued at 13.2 closing price per share on Nasdaq on that day.

Details of the preliminary purchase price allocation of the fair value of the identifiable assets, goodwill, liabilities and non-controlling interests are as follows (U.S. dollars in millions):

Identified assets and liabilities acquired:

Cash	69.5
Trade receivables	31.9
Prepaid expenses and other receivables	4.6
Investment in Associates	3.9
Tax receivable	3.4
Property and equipment	1.6
Intangibles (Note 8)	147.3
Deferred taxes	(18.4)
Trade and other payables	(13.2)
Royalty payable	(10.4)
Contingent consideration on business combination	(9.9)
Gaming tax payables	(8.2)
Client liabilities	(6.1)
Other assets and liabilities, net	2.1
Total identified assets and liabilities acquired	198.1
Goodwill (Note 8)	175.9
Non-controlling interests	(6.2)
Total consideration	367.8

The non-controlling interests were valued at fair value, assigned in the preliminary price allocation to PariPlay CGU, see also Notes 3 and 19.

The main factors which derived goodwill recognition at this transaction are existing intangible assets such as qualified management and staff, which have not met the stand-alone recognition criteria as well as potential synergy premium. The goodwill was allocated to each of Aspire reporting segments which are also the applicable cash generating units. see Note 19.

For the years ended December 31, 2022 and 2021, the Company recorded business combination related expenses of $18.0 million and $3.8 million, respectively.

For the year ended December 31, 2022, Aspire's revenues of $112.1 million and net loss of $6.3 million, respectively, were included in the consolidated statement of comprehensive income (loss).

The hypothetical revenues and net loss of the combined company assuming that the business combination had been completed on 1 January 2022 are as follows:

For the year ended December 31,
2022
U.S. dollars in millions

Revenues	259.8
Net loss	28.4

On August 6, 2015, the Company entered into a services agreement with Aspire pursuant to which the Company has provided Aspire with certain dedicated development, maintenance and support services necessary for the operation of Aspire's business (the “Transition Service Agreement”).

On July 8, 2015, the Company entered into a cost allocation agreement with Aspire (mainly with respect to the office lease in the reported periods) pursuant to which each party has agreed to bear certain costs that are then recovered on a pass through basis from the other party, including a sublease to the Company's Israeli offices, provided to the Company by Aspire until 2022 (the “Cost Allocation Agreement”).

In March 2022, the Company paid the outstanding capital notes and accrued interest due to Aspire totaling to $22.4 million.

As described above, in the reported periods, the Company provided and received certain services from the Aspire Group, such as research and development services and administrative services as follows:

	For the year ended December 31,
	2022	2021	2020
	U.S. dollars in thousands

Revenues generated from the Transition Services Agreement	767	1,617	2,430
Expenses derived by the Cost Allocation Agreement:
Labor (included in general and administrative expenses)	130	251	66
Rent (included in depreciation and interest with respect to right of use)	50	1,198	1,064
Other (included in general and administrative expenses)	137	230	160
Total expenses	317	1,679	1,290